Exhibit 99.1
NEWS RELEASE
CORRECTIONAL PROPERTIES TRUST REPORTS
THIRD QUARTER 2005 EARNINGS AND
DECLARES DIVIDEND
Palm Beach Gardens, Fla. – November 8, 2005 — Correctional Properties Trust (NYSE: CPV), a real estate investment trust (REIT), today announced net income for the three months ended September 30, 2005, of $4.6 million, or $0.41 per diluted share. Revenue for the three months ended September 30, 2005 was $7.1 million. Funds from Operations (the non-GAAP financial measure described and reconciled below) for the three months ended September 30, 2005, was $6.0 million, or $0.54 per diluted share.
The Trust previously reported net income of $5.1 million for the three months ended September 30, 2004, or $0.46 per diluted share, on revenue of $6.8 million. Funds from Operations for the three months ended September 30, 2004 was $6.6 million or $0.59 per diluted share.
For the nine months ended September 30, 2005, the Trust reported net income of $13.5 million, or $1.22 per diluted share. Revenue for the nine months ended September 30, 2005 was $21.0 million. Funds from Operations for the nine months ended September 30, 2005 was $17.9 million or $1.61 per diluted share.
For the nine months ended September 30, 2004, the Trust previously reported net income of $14.1 million, or $1.28 per diluted share, on revenue of $20.3 million. Funds from Operations for the nine months ended September 30, 2004 was $19.5 million or $1.76 per diluted share.
Correctional Properties Trust also announced that its Board of Trustees declared a quarterly dividend of $0.45 (forty-five cents) per share on each common share of beneficial interest, payable on December 2, 2005, to shareholders of record at the close of business on November 18, 2005.
Charles R. Jones, President and CEO, stated, “I am pleased with our third quarter operating results and the Company’s strong financial position. We are continuing our efforts to expand our asset base, and I am satisfied with the progress we are making.”
The Company will conduct an open conference call with analysts and shareholders at 9:00 A.M. (EST) on November 15, 2005 to discuss the Company’s results for the third quarter of 2005 and 2005 guidance.
To listen to the audio webcast live, interested parties may go to the following website at least 15 minutes prior to the event to register, download and install any necessary audio software. For those unable to listen to the live webcast, a replay will be available for one week at:

http://phx.corporate-ir.net/playerlink.zhtml?c=93191&s=wm&e=1146938
Interested parties who would like to participate in the teleconference may do so by calling the following telephone number at 8:45 A.M. (EST), on November 15, 2005:

Participant Dial-In Number:	866 – 244 – 4616
Conference ID Number:	791263
Those who wish to listen to a telephone replay may do so by calling:

Replay Number:	888 – 266 – 2081
Conference ID Number:	791263
The telephone replay will be available 24 hours a day, starting at 12:00 P.M., on November 15, 2005 through November 22, 2005.
Correctional Properties Trust, based in Palm Beach Gardens, Florida, was formed in February 1998, to capitalize on the growing trend toward privatization in the corrections industry. Correctional Properties Trust is dedicated to ownership of correctional facilities under long-term, triple-net leases, which minimizes occupancy risk and development risk.
Correctional Properties Trust currently owns 12 correctional facilities in nine states, all of which are leased, with an aggregate initial design capacity of 7,156 beds.
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding future events and future performance of the Company that involve risks and uncertainties that could materially affect actual results. Such forward-looking statements are made pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 and are qualified in their entirety by cautionary statements and risk factors disclosure contained in certain of the Company’s Securities and Exchange Commission filings. For a description of certain factors that could cause actual results to vary from current expectations and forward-looking statements contained in this press release, refer to documents that the Company files from time to time with the Securities and Exchange Commission. Such filings include the Company’s Form 10-K for the fiscal year ended December 31, 2004 and subsequent periodic reports. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.
CONTACT: Correctional Properties Trust Shareholder Services (561) 630-6336, or (561) 630-6316 or access Company information at http://www.CorrectionalPropertiesTrust.com

CORRECTIONAL PROPERTIES TRUST
CONSOLIDATED STATEMENTS OF INCOME
FOR THE THREE AND NINE MONTHS ENDED
SEPTEMBER 30, 2005 AND SEPTEMBER 30, 2004
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
(Unaudited)

	THREE MONTHS		NINE MONTHS
	ENDED SEPTEMBER 30,		ENDED SEPTEMBER 30,
	2005	2004	2005	2004
REVENUE
RENTAL	$7,050	$6,799	$20,878	$20,261
INTEREST	30	5	101	7

	7,080	6,804	20,979	20,268

EXPENSES
DEPRECIATION	1,474	1,449	4,382	4,346
GENERAL and ADMINISTRATIVE	766	593	2,236	1,869
INTEREST	279	278	832	852

	2,519	2,320	7,450	7,067

INCOME FROM CONTINUING OPERATIONS	4,561	4,484	13,529	13,201
DISCONTINUED OPERATIONS:
INCOME FROM OPERATIONS OF DISCONTINUED FACILITIES	—	566	—	945

NET INCOME	$4,561	$5,050	$13,529	$14,146

BASIC NET INCOME PER COMMON SHARE
CONTINUING OPERATIONS	$0.42	$0.41	$1.23	$1.20
DISCONTINUED OPERATIONS	—	0.05	—	0.09

NET INCOME PER COMMON SHARE	$0.42	$0.46	$1.23	$1.29

DILUTED NET INCOME PER COMMON SHARE
CONTINUING OPERATIONS	$0.41	$0.41	$1.22	$1.19
DISCONTINUED OPERATIONS	—	0.05	—	0.09

NET INCOME PER COMMON SHARE	$0.41	$0.46	$1.22	$1.28

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING
BASIC	10,992	10,983	10,991	10,978

DILUTED	11,105	11,078	11,091	11,083

FUNDS FROM OPERATIONS
Management believes Funds from Operations (“FFO”) is helpful to investors as a measure of the performance of an equity REIT. FFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of the Company’s financial performance or to cash flows from operating activities (determined in accordance with GAAP) as a measure of the Company’s liquidity, nor is it indicative of funds available to fund the Company’s cash needs, including its ability to make distributions.
The Company computes FFO in accordance with the current standards established by the White Paper on Funds from Operations approved by the Board of Governors of the National Association of Real Estate Investment Trusts, which may differ from the methodology for calculating FFO utilized by other equity REITs, and, accordingly, may not be comparable to such other REITs. The White Paper defines FFO as net income (loss), computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains (or losses) from sales of property, plus real estate related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures. Further, FFO does not represent amounts available for management’s discretionary use because of needed capital replacement or expansion, debt service obligations, or other commitments and uncertainties. The Company believes that in order to facilitate a clear understanding of its consolidated operating results, FFO should be examined in conjunction with net income as presented in the unaudited consolidated financial statements for corresponding periods.

The table below presents a reconciliation of net income to FFO for the three and nine months ended September 30, 2005 and September 30, 2004.
(Amounts in thousands, except per share amounts) (Unaudited)

	Three Months		Nine Months
	Ended Sept. 30,		Ended Sept. 30,
	2005	2004	2005	2004
Net Income	$4,561	$5,050	$13,529	$14,146
Real estate depreciation and amortization	1,474	1,449	4,382	4,346

Real estate depreciation included in discontinued operations	—	71	—	964

Funds from Operations	$6,035	$6,570	$17,911	$19,456

Weighted Average Shares Outstanding, Basic	10,992	10,983	10,991	10,978
Weighted Average Shares Outstanding, Diluted	11,105	11,078	11,091	11,083

FFO Per Share

Basic	$0.55	$0.60	$1.63	$1.77
Diluted	$0.54	$0.59	$1.61	$1.76

Other Information

Straight-Line Rents in Excess of Contract Rents	$(1)	$84	$25	$281

Amortization of Deferred Financing Costs	$194	$211	$580	$632